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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): SEPTEMBER 1, 1999

                        FLEXIINTERNATIONAL SOFTWARE, INC.

             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        DELAWARE                     000-23453                   06-1309427
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(State or other juris-              (Commission              (IRS Employer
diction of incorporation)            File No.)               Identification No.)



Two Enterprise Drive, Shelton, Connecticut                          06484
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:  (203) 925-3040


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Item 5.   OTHER EVENTS.

     On September 1, 1999, John Landry, a member of the Board of Directors (the "Board") of FlexiInternational Software, Inc. (the "Company"), notified the Company that he had resigned from the Board, effective as of August 30, 1999.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: September 13, 1999                       FLEXIINTERNATIONAL SOFTWARE, INC.
                                                         (Registrant)



                                               By: /s/ Stefan R. Bothe
                                                   -----------------------------
                                                   Stefan R. Bothe
                                                   Title: Chairman of the Board
                                                          President and Chief
                                                          Executive Officer


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